Capital Appreciation
                                      Income



                                  ANNUAL REPORT

                                 MARCH 31, 1998
                                 ...............

                                     UTILITY
                                      FUND
                                     .......


                                     EQUITY
                                      FUND
                                    ........


                                  GROWTH/VALUE
                                      FUND
                                  .............


                                AGGRESSIVE GROWTH
                                      FUND



                                        .
                                        .
                                        .
                                        .
                                        .
                                        .
                                        .

                                 Countrywide
                                 -----------
                                    Investments

Countrywide Investments
 ........................

COUNTRYWIDE STRATEGIC TRUST
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll Free) 800-543-8721
Cincinnati: 629-2000
Rate Line: 579-0999

Shareholder Services
Nationwide: (Toll Free) 800-543-0407
Cincinnati: 629-2050

BOARD OF TRUSTEES
Angelo R. Mozilo, Chairman
Robert H. Leshner, President
Donald L. Bogdon, M.D.
H. Jerome Lerner
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354


This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Strategic Trust.

LETTER FROM THE CHAIRMAN
================================================================================
                                                     [photograph]

Dear Shareholders:

Nearly 30 years ago David Loeb and I envisioned a full-service mortgage company that would provide homeownership opportunities to people across the country. Since our inception in 1969, Countrywide Credit Industries, Inc. has strategically broadened its scope to offer a complete line of finance-related products, and today, Countrywide is widely recognized as a highly skilled provider of diversified products and services.

There are currently 17 funds offered through the Countrywide Family of Funds, comprised of an innovative financial product line designed to meet the diverse needs of our investors. As we continue to add new funds, shareholders will be provided with an even broader range of investment choices. Our merger and acquisition team at Countrywide Investments continually seeks out new opportunities to grow the financial portfolio. By anticipating the needs of our investors, Countrywide Investments also works diligently to provide numerous shareholder services.

As the nation's largest independent residential mortgage lender and servicer, Countrywide delivers the dream of homeownership to more than 1.8 million customers. With 430 offices nationwide and more than 8,500 employees, Countrywide remains focused on steady growth. The diverse line of Countrywide funds is an important strategy which augments our mortgage lending and servicing operations.

Countrywide is committed to the needs of our investors. We will continue to search for and offer financial products and services that will grow shareholder value. We look forward to the developing financial opportunities as we approach the turn of the century.

Sincerely,

/s/ Angelo R. Mozilo


Angelo R. Mozilo
Chairman & Chief Executive Officer

LETTER FROM THE PRESIDENT
================================================================================
                                                      [photograph]

Dear Fellow Shareholders:

We are pleased to present Countrywide Strategic Trust's audited annual report for the fiscal year ended March 31, 1998. This report provides financial data and performance information for the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund. These stock Funds represent the four equity products currently offered among the 17 mutual funds which comprise the Countrywide Family of Funds.

Financial markets performed well during most of 1997 and into 1998, thanks to a growing U.S. economy and low inflation. Personal income, spending and saving continued to increase, while consumer confidence remained near an all-time high. The housing market, spurred by lower interest rates, experienced record strength. Inflation stayed under control with the Consumer Price Index up just 1.4% in the past year. Global competition, combined with declining wholesale costs led by oil and raw materials, kept consumer prices in check.

The stock market staged an impressive broad-based rally during most of the fiscal year. Although the Asian financial crisis hurt the overall stock market in the fourth quarter of 1997, U.S. Treasury securities and utility stocks benefited from a "flight to quality." The bond market rallied in December as the yield on the 30-year U.S. Treasury bond fell below 6%, providing additional support for a stock market which surged to record highs in February and March. Merger and acquisition activity also boosted equity prices across key market sectors including banks, financial services, technology and telecommunications.

Corporate earnings, the direction of interest rates, the pace of the economy and the crisis in Asia are likely to be key factors that will impact the financial markets in the year ahead. While many of these factors remain favorably positioned, some uncertainty still exists given the strength and persistency of the economy's performance. We believe, however, that as long as economic fundamentals remain in place, namely, sustainable growth and moderate inflation, investors will continue to support both stock and bond markets.

For information on how each Fund performed during the fiscal year ended March 31, 1998, we direct your attention to the Management Discussion and Analyses which follow on the next several pages.

Countrywide Investments remains committed to providing products and services that help investors meet their financial goals. Our success has been built on the confidence investors have extended to us. We thank you for your support and look forward to continued service to you in the future.

Sincerely,


/s/ Robert H. Leshner

Robert H. Leshner
President

UTILITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Utility Fund seeks a high level of current income by investing primarily in securities of public utilities. The Fund's total returns for the fiscal year ended March 31, 1998 (excluding the impact of applicable sales loads) were 40.92% and 39.91% for Class A shares and Class C shares, respectively.

During fiscal 1998, the continued strength in the U.S. economy and lack of inflationary threats contributed to the strong performance of both the stock and bond markets. Although most equity indices reached new record highs during the fiscal year, the stock market's ascent was not without a fairly large setback that occurred in October 1997 due to concerns over the Asian currency and economic problems. These problems, while negative for the overall stock market, were positive for utility stocks as investors flocked to stocks that were defensive in nature and had very little international exposure. The powerful rally in utility stocks in the last half of the fiscal year pushed the total return of these stocks to levels almost equal to that of the overall equity market. For the fiscal year, the S&P Utility Index returned 36.42%, compared to the 36.05% return of the Dow Jones Industrial Average and the 48.00% return of the S&P 500 Index.

While all utility sectors represented in the Fund performed well during the fiscal year, especially strong performance was seen in the telecommunications sector as consolidation swept through the industry and the regional bell operating companies became more aggressive in addressing top line growth and market share expansion. As a result, our holdings in BellSouth, Ameritech and Bell Atlantic all enjoyed total returns in excess of 60%. Many of our electric utility holdings also performed very well, as evidenced by the almost 50% return of FPL Group. However, despite strong performance, utility funds again did not participate in the record amounts of new money flowing into the equity markets. As a result, very few new holdings were added and portfolio turnover has been minimal over the past two fiscal years.

Our outlook for the utility sector remains optimistic. Favorable levels of inflation and interest rates, additional industry consolidation and deregulation should be positive for the industry. With dividend yields on the major indices hitting record low levels, the higher yields available on utility stocks should add to their relative attractiveness. The Fund will continue to include in its portfolio those companies that are well-positioned to increase their revenues and earnings during the upcoming period of deregulation, with strong management teams and the ability to increase dividend payouts.

Comparison of the Change in Value of a $10,000 Investment in the Utility Fund* and the Standard & Poor's Utility Index


STANDARD & POOR'S UTILITY INDEX:                UTILITY FUND (CLASS A):

            QTRLY                                           QTRLY
DATE        RETURN     BALANCE                 DATE         RETURN    BALANCE
08/16/89              10,000                   08/16/89                9,600
09/30/89    2.43%     10,243                   09/30/89     0.73%      9,671
12/31/89   11.42%     11,412                   12/31/89     6.72%     10,320
03/31/90   -7.45%     10,562                   03/31/90    -1.99%     10,115
06/30/90    0.53%     10,618                   06/30/90     0.28%     10,144
09/30/90   -4.50%     10,140                   09/30/90    -2.86%      9,854
12/31/90    9.67%     11,120                   12/31/90     7.19%     10,562
03/31/91    2.22%     11,367                   03/31/91     4.61%     11,049
06/30/91   -4.20%     10,889                   06/30/91     0.60%     11,115
09/30/91    7.90%     11,749                   09/30/91     9.26%     12,144
12/31/91    8.49%     12,746                   12/31/91     6.72%     12,960
03/31/92   -9.34%     11,556                   03/31/92    -4.66%     12,356
06/30/92    7.79%     12,457                   06/30/92     4.44%     12,905
09/30/92    7.88%     13,438                   09/30/92     3.82%     13,398
12/31/92    2.53%     13,777                   12/31/92     4.14%     13,953
03/31/93   10.79%     15,264                   03/31/93     6.84%     14,906
06/30/93    1.86%     15,548                   06/30/93     1.50%     15,130
09/30/93    6.70%     16,589                   09/30/93     2.82%     15,556
12/31/93   -5.76%     15,634                   12/31/93    -3.11%     15,073
03/31/94   -8.50%     14,305                   03/31/94    -3.20%     14,591
06/30/94   -0.00%     14,304                   06/30/94    -0.83%     14,469
09/30/94    0.45%     14,369                   09/30/94     1.32%     14,660
12/31/94   -0.10%     14,355                   12/31/94     0.74%     14,769
03/31/95    6.93%     15,349                   03/31/95     2.43%     15,128
06/30/95    7.44%     16,491                   06/30/95     5.03%     15,890
09/30/95   11.28%     18,350                   09/30/95     6.90%     16,986
12/31/95   11.22%     20,409                   12/31/95     9.96%     18,677
03/31/96   -4.78%     19,434                   03/31/96    -1.46%     18,404
06/30/96    5.01%     20,408                   06/30/96     4.77%     19,283
09/30/96   -3.31%     19,732                   09/30/96    -3.27%     18,651
12/31/96    6.62%     21,038                   12/31/96     5.92%     19,755
03/31/97   -3.38%     20,326                   03/31/97    -1.61%     19,437
06/30/97    5.89%     21,524                   06/30/97     6.93%     20,784
09/30/97    4.87%     22,573                   09/30/97     4.05%     21,626
12/31/97   16.28%     26,248                   12/31/97    16.83%     25,266
03/31/98    5.64%     27,729                   03/31/98     8.41%     27,390

Past performance is not predictive of future performance.

Utility Fund
Average Annual Total Returns
             1 Year      5 Years     Since Inception*
Class A      35.28%      12.02%      12.39%
Class C      39.91%        --        12.47%

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 15, 1989, and the initial public offering of Class C shares commenced on August 2, 1993.

EQUITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Equity Fund seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks. The Fund's total returns for the fiscal year ended March 31, 1998 (excluding the impact of applicable sales loads) were 42.74% and 41.63% for Class A shares and Class C shares, respectively.

The continued strength in the U.S. economy contributed to a powerful rally in the stock market throughout the fiscal year. Record low levels of unemployment, high consumer confidence and spending, rising wages and record low levels of inflation led to a surge in the sales of both durable and non-durable items and corresponding growth in Gross Domestic Product. As expected, the strong economic growth led to higher corporate profits and stock prices.

Unlike the prior fiscal year, the current market rally has been broad-based. The S&P's small, mid and large-cap indices all returned over 47%, with the S&P 500 Index up 48%. The Dow Jones Industrial Average, comprised strictly of large-cap Blue Chip stocks, gained 36%, and the small-cap Russell 2000 Index was up over 40%. The fear of a slowdown in corporate profits resulting from the problems in Asia, and the lack of pricing power among many companies and industries, has redirected investors' interest to those stocks with the potential to provide solid growth in revenues and earnings, regardless of the size of market capitalization.

The Fund remained well-diversified throughout the fiscal year. Holdings in the financial and health care sectors exhibited very strong performance. The financial services industry benefited from low interest rates, consolidation, cost cutting and the bull market in both the stock and bond markets. Health care stocks enjoyed the positive fundamentals brought on by an aging population, advances in drug therapies and the introduction of new treatments that showed success in battling some of the most widespread diseases. Cyclical holdings also performed well as they benefited from the strong economy and increased consumer spending on items such as entertainment and clothing. The performance of technology stocks was mixed due to concerns over Asian demand, a slowdown in the growth rate of personal computer sales and excess inventory of many computer components. Our holdings in the energy sector performed below expectations as oil prices plunged over 30% on concerns of excess supply and weakening demand resulting from the Asian economic crisis. However, longer-term favorable supply/demand fundamentals and recent technology gains allowing for lower cost exploration and production should have a positive impact on the energy industry.

We remain optimistic on the longer-term fundamentals facing the market -- falling inflation, accommodating interest rates and moderating economic growth and corporate profits. Management continues to focus on companies that are leaders in their industries and can offer growth in revenues, cash flows and earnings. Emphasis will be placed on those companies that are low cost producers, as the lack of pricing power, brought on by lower rates of inflation, global competition and excess capacity, should remain a key concern facing the stock market.

Comparison of the Change in Value of a $10,000 Investment in the Equity Fund* and the Standard & Poor's 500 Index

STANDARD & POOR'S 500 INDEX:                    EQUITY FUND (CLASS C):

            QTRLY                                    QTRLY
DATE        RETURN      BALANCE           DATE       RETURN      BALANCE

06/07/93                 10,000        06/07/93                     10,000
06/30/93    0.78%        10,078        06/30/93        0.10%        10,010
09/30/93    2.58%        10,338        09/30/93        1.20%        10,130
12/31/93    2.32%        10,578        12/31/93       -1.34%         9,994
03/31/94   -3.79%        10,177        03/31/94       -2.85%         9,709
06/30/94    0.42%        10,220        06/30/94       -4.04%         9,317
09/30/94    4.88%        10,718        09/30/94        5.05%         9,787
12/31/94   -0.02%        10,716        12/31/94       -0.37%         9,751
03/31/95    9.74%        11,760        03/31/95        6.86%        10,419
06/30/95    9.55%        12,883        06/30/95        6.48%        11,095
09/30/95    7.95%        13,907        09/30/95        7.19%        11,893
12/31/95    6.02%        14,744        12/31/95        7.43%        12,776
03/31/96    5.37%        15,535        03/31/96        3.49%        13,222
06/30/96    4.49%        16,232        06/30/96        4.35%        13,797
09/30/96    3.09%        16,734        09/30/96        2.23%        14,105
12/31/96    8.34%        18,129        12/31/96        2.74%        14,491
03/31/97    2.68%        18,615        03/31/97        1.29%        14,678
06/30/97   17.46%        21,865        06/30/97       14.09%        16,746
09/30/97    7.49%        23,503        09/30/97        6.30%        17,801
12/31/97    2.87%        24,178        12/31/97        4.50%        18,603
03/31/98   13.95%        27,550        03/31/98       11.75%        20,788

Past performance is not predictive of future performance.

Equity Fund
Average Annual Total Returns
           1 Year      Since Inception*
Class A    37.03%      16.80%
Class C    41.63%      16.42%

*The chart above represents performance of Class C shares only, which will vary from the performance of Class A shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class C shares commenced on June 7, 1993, and the initial public offering of Class A shares commenced on August 2, 1993.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. For the seven months ended March 31, 1998, the Fund's total return (excluding the impact of applicable sales loads) was 6.43%, as compared to 23.64% for the S&P 500 Index. For the twelve months ended August 31, 1997, the Fund's total return was 47.11% versus 40.65% for the S&P 500 Index.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes. For the seven months ended March 31, 1998, the Fund's total return (excluding the impact of applicable sales loads) was (2.95)%, as compared to 15.95% for the NASDAQ Composite Index. For the twelve months ended August 31, 1997, the Fund's total return was 49.09% versus 39.54% for the NASDAQ Composite Index.

The fundamentals of the U.S. economy continue to support a positive long-term outlook for the equity market. The strength of the European and North American economies appears to have largely offset the negative implications of the weak Asian economies. Investor focus on corporate earnings supported by a strong U.S. economy continued to attract capital to domestic equity markets, leading several stock market indices to new highs during the period ended March 31, 1998.

Our concentrated sectors each have distinct characteristics supporting long-term growth. Health care is bolstered by the aging population and productivity gains stemming from enlightened government reforms. Technology continues to alter fundamental production and service delivery systems that increase productivity significantly. Energy demand continues to grow faster than new found reserves and technological advances are making vast headway in finding and servicing new oil and gas reserves at costs never imagined even four or five years ago. Financial services continues to restructure itself with new technology-enabled systems and the gradual unfolding of regulatory freedoms that allow more competition and greater responsiveness to fulfilling consumer needs.

We attempt to position the Growth/Value Fund to participate in the bull market and simultaneously limit the risk profile in such a way as to minimize relative market losses during downturns. The Aggressive Growth Fund also emphasizes buying growth at value, but the average capitalization size is much smaller than that of the Growth/Value Fund. The smaller, and usually younger, aggressive growth companies add somewhat to the risk/return profile of the Aggressive Growth Fund.

For the seven month period ended March 31, 1998, our health care and financial services investments performed strongly. Health care was buoyed by pharmaceuticals which are continuing to launch new products at an increased pace in order to meet the growing demands of an aging population. Profit growth and increased consolidation have bolstered the performance of the financial services sector. Unfortunately, the energy and technology sectors significantly underperformed the market indices during this period as both sectors were plagued by fears stemming from the Asian currency crisis. The energy sector also dealt with falling oil prices which peaked in October 1997. Since March 31, 1998, these sectors have recovered much of their losses as it appears the market exaggerated the impact of Asia's problems on U.S. companies. In addition, oil prices have recovered and stabilized above their recent lows.

Asia's economic slowdown has yet to show a significant impact on the world's end-user demand. The U.S. economy and financial markets continue to benefit from low inflation and sustainable moderate growth as corporations remain driven by competitive forces to innovate and to implement new technologies designed to enhance productivity. We continue to invest in U.S.-based equities, attempting to buy quality growth companies at reasonable valuations.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS (continued)
================================================================================
Comparison of the Change in Value of a $10,000 Investment in the Growth/Value Fund and the Standard & Poor's 500 Index

S&P 500 INDEX: (w/ reinvested divds)            GROWTH/VALUE FUND:
                 MONTHLY                               MONTHLY
  DATE           RETURN      BALANCE       DATE        RETURN    BALANCE
  09/29/95                   10,000        09/29/95                9,600
  12/31/95       5.76%       10,576        12/31/95     5.20%     10,099
  03/31/96       5.37%       11,143        03/31/96     8.84%     10,992
  06/30/96       4.49%       11,643        06/30/96     0.96%     11,098
  09/30/96       3.09%       12,003        09/30/96     1.73%     11,290
  12/31/96       8.34%       13,004        12/31/96     7.93%     12,185
  03/31/97       2.68%       13,352        03/31/97     0.87%     12,291
  06/30/97      17.46%       15,684        06/30/97    17.46%     14,437
  09/30/97       7.49%       16,858        09/30/97    13.15%     16,335
  12/31/97       2.87%       17,342        12/31/97    -7.67%     15,083
  03/31/98      13.95%       19,762        03/31/98    11.41%     16,805

Past performance is not predictive of future performance.

Growth/Value Fund
Average Annual Total Returns

1 Year     Since Inception*
31.26%       23.11%

*Fund inception was September 29, 1995.

Comparison of the Change in Value of a $10,000 Investment in the Aggressive Growth Fund and the NASDAQ Index

NASDAQ: (w/ reinvested divds)             AGGRESSIVE GROWTH FUND:
              MONTHLY                                       MONTHLY
 DATE         RETURN        BALANCE        DATE             RETURN     BALANCE
 09/29/95                   10,000         09/29/95                     9,600
 12/31/95     0.64%         10,064         12/31/95        -0.50%       9,552
 03/31/96     4.78%         10,545         03/31/96         8.94%      10,406
 06/30/96     7.66%         11,353         06/30/96         3.41%      10,762
 09/30/96     3.59%         11,761         09/30/96         2.05%      10,982
 12/31/96     5.28%         12,382         12/31/96         7.92%      11,853
 03/31/97    -5.32%         11,723         03/31/97        -3.90%      11,391
 06/30/97    18.23%         13,860         06/30/97        17.99%      13,440
 09/30/97    17.00%         16,216         09/30/97        24.55%      16,740
 12/31/97    -6.73%         15,125         12/31/97       -17.13%      13,873
 03/31/98    17.02%         17,700         03/31/98         9.64%      15,210

Past performance is not predictive of future performance.

Aggressive Growth Fund
Average Annual Total Returns

1 Year     Since Inception*
28.19%     18.29%

*Fund inception was September 29, 1995.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1998

====================================================================================================================================
                                                                                 Utility           Equity
                                                                                  Fund              Fund

------------------------------------------------------------------------------------------------------------------------------------

ASSETS
Investment securities:
   At acquisition cost...................................................     $ 26,049,170     $  29,760,506
                                                                             ==============   ===============

   At amortized cost.....................................................     $ 26,035,278     $  29,761,358
                                                                             ==============   ===============


   At market value (Note 2)..............................................     $ 45,035,446     $  42,165,777
Repurchase agreements (Note 2)...........................................          925,000                --
Cash ....................................................................            2,389             5,731
Receivable for capital shares sold ......................................           77,589            57,788
Dividends and interest receivable........................................          147,453            27,320
Other assets.............................................................            3,010             2,091
                                                                             --------------   ---------------

   TOTAL ASSETS..........................................................       46,190,887        42,258,707
                                                                             --------------   ---------------

LIABILITIES
Distributions payable....................................................           39,526             1,936
Payable for capital shares redeemed......................................           38,419            15,623
Payable to affiliates (Note 4)...........................................           41,692            31,594
Other accrued expenses and liabilities ..................................           11,859            11,558
                                                                             --------------   ---------------

   TOTAL LIABILITIES.....................................................          131,496            60,711
                                                                             --------------   ---------------


NET ASSETS ..............................................................     $ 46,059,391     $  42,197,996
                                                                             --------------   ---------------


Net assets consist of:
Paid-in capital..........................................................     $ 27,059,170     $  29,793,481
Accumulated net realized gains from security transactions................               53                96
Net unrealized appreciation on investments ..............................       19,000,168        12,404,419
                                                                             --------------   ---------------

Net assets ..............................................................     $ 46,059,391     $  42,197,996
                                                                             ==============   ===============

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ...............................     $ 42,462,857     $  38,336,423
                                                                             ==============   ===============

Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................        2,533,479         1,978,069
                                                                             ==============   ===============

Net asset value and redemption price per share (Note 2)..................     $      16.76     $       19.38
                                                                             ==============   ===============

Maximum offering price per share (Note 2)................................     $      17.46     $       20.19
                                                                             ==============   ===============


PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ...............................     $  3,596,534     $   3,861,573
                                                                             ==============   ===============

Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................          214,888           199,685
                                                                             ==============   ===============

Net asset value, offering price and redemption price per share (Note 2)..     $      16.74     $       19.34
                                                                             ==============   ===============

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1998
====================================================================================================================================
                                                                                 Growth/         Aggressive
                                                                                  Value            Growth
                                                                                  Fund              Fund

------------------------------------------------------------------------------------------------------------------------------------

ASSETS
Investment securities:
   At acquisition cost...................................................     $ 20,435,726     $  11,208,129
                                                                             ==============   ===============

   At amortized cost.....................................................     $ 20,435,726     $  11,208,150
                                                                             ==============   ===============

   At market value (Note 2)..............................................     $ 28,547,955     $  15,463,566
Cash ....................................................................               --             3,403
Receivable for capital shares sold.......................................           89,684            40,607
Receivable for securities sold...........................................          935,800                --
Dividends and interest receivable........................................           14,488             1,990
Organization costs, net (Note 2).........................................           15,876            15,876
Other assets.............................................................            2,068             1,230
                                                                             --------------   ---------------

   TOTAL ASSETS..........................................................       29,605,871        15,526,672
                                                                             --------------   --------------

LIABILITIES
Bank overdraft...........................................................          914,312                --
Payable for capital shares redeemed......................................              675             2,990
Payable to affiliates (Note 4)...........................................           32,558            23,326
Other accrued expenses and liabilities...................................            9,073             4,992
                                                                             --------------   ---------------

   TOTAL LIABILITIES.....................................................          956,618            31,308
                                                                             --------------   ---------------

NET ASSETS ..............................................................     $ 28,649,253     $  15,495,364
                                                                             ==============   ===============

Net assets consist of:
Paid-in capital..........................................................     $ 20,133,868     $  11,354,846
Accumulated net realized gains (losses) from security transactions.......          403,156         (114,898 )
Net unrealized appreciation on investments...............................        8,112,229         4,255,416
                                                                             --------------   ---------------

Net assets...............................................................     $ 28,649,253     $  15,495,364
                                                                             ==============   ===============


Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................        1,757,393           980,105
                                                                             ==============   ===============

Net asset value and redemption price per share (Note 2)..................     $      16.30     $       15.81
                                                                             ==============   ===============

Maximum offering price per share (Note 2)................................     $      16.98     $       16.47
                                                                             ==============   ===============

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1998
====================================================================================================================================
                                                                                 Utility           Equity
                                                                                  Fund              Fund

------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends ............................................................     $  1,492,949     $     291,509
   Interest .............................................................          240,402           237,569
                                                                             --------------   ---------------

     TOTAL INVESTMENT INCOME ............................................        1,733,351           529,078
                                                                             --------------   ---------------

EXPENSES
   Investment advisory fees (Note 4) ....................................          303,151           221,798
   Accounting services fees (Note 4) ....................................           40,500            40,500
   Distribution expenses, Class A (Note 4)...............................           45,189            27,099
   Distribution expenses, Class C (Note 4) ..............................           12,633            14,470
   Transfer agent fees, Class A (Note 4).................................           34,182            15,011
   Transfer agent fees, Class C (Note 4).................................           12,000            12,000
Postage and
supplies.................................................................           22,868            11,857
   Professional fees ....................................................           16,027            15,238
   Registration fees, Common ............................................            3,462             2,539
   Registration fees, Class A ...........................................            5,604             8,060
   Registration fees, Class C ...........................................            4,544             4,150
Trustees' fees
and expenses ............................................................            7,868             7,868
   Custodian fees .......................................................            5,926             4,418
   Reports to shareholders ..............................................            5,832             2,721
   Insurance expense ....................................................            4,670             2,826
   Other expenses .......................................................            5,138             4,225
                                                                             --------------   ---------------

     TOTAL EXPENSES .....................................................          529,594           394,780
                                                                             --------------   ---------------

NET INVESTMENT INCOME ...................................................        1,203,757           134,298
                                                                             --------------   ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions ........................          396,431           131,522
   Net change in unrealized appreciation/depreciation on investments.....       12,365,467         9,717,678
                                                                             --------------   ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ........................       12,761,898         9,849,200
                                                                             --------------   ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS  .............................     $ 13,965,655     $   9,983,498
                                                                             ==============   ===============

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Periods Ended March 31, 1998 and August 31, 1997
====================================================================================================================================
                                                           Growth/Value Fund               Aggressive Growth Fund

------------------------------------------------------------------------------------------------------------------------------------

                                                   Seven Months       Year        Seven Months       Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,     August 31,       March 31,     August 31,
                                                      1998(A)         1997           1998(A)         1997

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends...................................   $    108,061    $    153,095    $    16,540    $    14,849
   Interest....................................         12,255          36,676          8,332         19,827
                                                  ------------   --------------  -------------  -------------
     TOTAL INVESTMENT INCOME...................        120,316         189,771         24,872         34,676
                                                  ------------   --------------  -------------  -------------

EXPENSES
   Investment advisory fees (Note 4)...........        160,090         206,612         85,703         94,159
   Accounting services fees (Note 4)...........         16,000          36,000         16,000         36,000
   Shareholder service fees (Note 4)...........             --          51,654             --         23,540
   Professional fees...........................         11,477          25,081          8,477         24,383
   Transfer agent fees (Note 4)................          6,450          28,000          6,725         27,079
   Distribution expenses (Note 4)..............         38,951              --         17,888             --
   Administration fees (Note 4)................             --          30,995             --         24,866
   Registration fees...........................         10,007           2,666         13,709          2,522
   Custodian fees..............................          8,636           5,121          4,785          3,192
   Amortization of organization costs (Note 2).          3,708           6,351          3,708          6,351
   Trustees' fees and expenses.................          3,498           1,646          3,498            734
   Reports to shareholders.....................            542           2,885            605          1,282
   Insurance expense...........................          1,076           1,619            794            686
   Other expenses..............................          5,903           5,765          5,311          2,838
                                                  ------------   --------------  -------------  -------------
     TOTAL EXPENSES............................        266,338         404,395        167,203        247,632
   Fees waived by the Adviser (Note 4).........             --              --             --       (64,077 )
                                                  ------------   --------------  -------------  -------------
     NET EXPENSES..............................        266,338         404,395        167,203        183,555
                                                  ------------   --------------  -------------  -------------


NET INVESTMENT LOSS ...........................      (146,022)        (214,624)     (142,331)       (148,879)
                                                  ------------   --------------  -------------  -------------

REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   Net realized gains (losses) from
   security transactions                             1,566,803         894,909        241,580      (356,478 )
   Net change in unrealized appreciation/
     depreciation on investments ..............        437,753       7,431,395      (458,321 )    4,653,168
                                                  ------------   --------------  -------------  -------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS .............       2,004,556       8,326,304      (216,741 )    4,296,690
                                                  ------------   --------------  -------------  -------------

NET INCREASE (DECREASE)  IN NET ASSETS
   FROM OPERATIONS  ...........................   $  1,858,534    $  8,111,680    $ (359,072 )  $ 4,147,811
                                                  ============   ==============  =============  =============

A)Effective as of the close of business on August 29, 1997, the Growth/Value  Fund and Aggressive  Growth Fund
  were reorganized and the fiscal year-end of each Fund, subsequent to August 31, 1997, was changed to March 31 (Note 6).

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET
ASSETS For the Years Ended March 31, 1998 and 1997
====================================================================================================================================
                                                              Utility                        Equity
                                                               Fund                           Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,       March 31,      March 31,
                                                       1998           1997            1998           1997

------------------------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS:
   Net investment income.......................   $  1,203,757    $  1,528,551    $   134,298    $   116,042
   Net realized gains from security transactions       396,431         349,605        131,522        482,875
   Net change in unrealized appreciation/
     depreciation on investments...............     12,365,467         517,054      9,717,678        952,569
                                                  ------------   --------------  -------------  -------------

Net increase in net assets from operations.....     13,965,655       2,395,210      9,983,498      1,551,486
                                                  ------------   --------------  -------------  -------------


DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A.........    (1,131,462)    (1,429,043)     (134,305 )    (112,251)
   From net investment income, Class C.........       (72,537)       (99,266)            --        (3,811)
   From net realized gains on security
   transactions, Class A                             (598,344)       (62,089)     (266,654)       (43,452)
   From net realized gains on security
   transactions, Class C                               (49,575)       (5,448)      (29,203)         (9,121)
                                                  ------------   --------------  -------------  -------------
Decrease in net assets from distributions
to shareholders                                    (1,851,918)     (1,595,846)     (430,162 )     (168,635)
                                                  ------------   --------------  -------------  -------------


FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
CLASS A
   Proceeds from shares sold...................      6,395,680       3,695,972     27,157,778      7,488,016
   Net asset value of shares issued in
     reinvestment of distributions to shareholders   1,560,076       1,310,464        393,608        149,729
   Payments for shares redeemed................   (12,764,160)     (10,075,932)   (12,645,062)    (2,279,007)
                                                  ------------   --------------  -------------  -------------

Net increase (decrease) in net assets from
   Class A share transactions..................    (4,808,404)     (5,069,496)     14,906,324      5,358,738
                                                  ------------   --------------  -------------  -------------

CLASS C
   Proceeds from shares sold...................        343,251         978,844        386,194        665,009
   Net asset value of shares issued in
     reinvestment of distributions to shareholders     112,220          90,743         29,105         12,637
   Payments for shares redeemed................      (887,840)      (1,723,275)      (429,754)      (604,567)
                                                  ------------   --------------  -------------  -------------

Net increase (decrease) in net assets from
   Class C share transactions..................      (432,369)      (653,688)      (14,455 )       73,079
                                                  ------------   --------------  -------------  -------------

Net increase (decrease) from capital share
transactions                                       (5,240,773)    (5,723,184)    14,891,869      5,431,817
                                                  ------------   --------------  -------------  -------------


TOTAL INCREASE (DECREASE) IN NET ASSETS .......      6,872,964     (4,923,820)    24,445,205      6,814,668

NET ASSETS:
   Beginning of year...........................     39,186,427      44,110,247     17,752,791     10,938,123
                                                  ------------   --------------  -------------  -------------

   End of year.................................   $ 46,059,391    $ 39,186,427    $42,197,996    $17,752,791
                                                  ============   ==============  =============  =============

UNDISTRIBUTED NET INVESTMENT INCOME   .........   $         --    $        242    $        --    $         7
                                                  ============   ==============  =============  =============

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended March 31, 1998 and August 31, 1997 and 1996
====================================================================================================================================
                                                    Growth/Value Fund             Aggressive Growth Fund

                                           Seven Months        Year       Period       Seven Months      Year            Period
                                               Ended          Ended        Ended         Ended           Ended            Ended
                                              March 31,    August 31,   August 31,     March 31,      August 31,       August 31,
                                              1998(A)         1997        1996(B)       1998(A)           1997          1996(B)

------------------------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS:
   Net investment loss.....................  $(146,022)     $(214,624)     $(50,747)      $(142,331)    $(148,879)        $(39,525)
   Net realized gains (losses) from
    security transactions                    1,566,803        894,909        89,352         241,580      (356,478)          43,284
   Net change in unrealized appreciation/
     depreciation on investments...........    437,753      7,431,395       243,081        (458,321)    4,653,168           60,569
                                            ----------      ----------    ---------        ---------     ---------        ---------
Net increase (decrease) in net assets
from operations                              1,858,534      8,111,680       281,686        (359,072)     4,147,811          64,328
                                            ----------      ----------    ---------        ---------     ---------        ---------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains on security
   transactions                             (1,021,333)     (888,542)          --               --        (16,180)            --
                                            ----------     ----------    ---------        ---------     ---------         ---------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
   Proceeds from shares sold ..............  6,013,814     9,367,824     15,471,301        4,724,918    5,211,479          7,269,024
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders                              348,462       260,810             --               --        4,532                 --
Payments for shares redeemed .............. (5,328,293)   (5,181,368)      (645,322)       (2,854,217)  (1,913,821)        (783,438)
                                            ----------    ----------      ---------        ---------    ----------         ---------

Net increase in net assets from capital
share transactions                           1,033,983     4,447,266     14,825,979        1,870,701    3,302,190         6,485,586
                                            ----------    ----------     ----------        ---------    ---------         ---------

TOTAL INCREASE IN NET ASSETS  .............  1,871,184    11,670,404     15,107,665        1,511,629    7,433,821          6,549,914
NET ASSETS:
   Beginning of period.....................  26,778,069   15,107,665             --       13,983,735    6,549,914                 --
                                            ----------    ----------      ---------        ---------     ---------         ---------
   End of period...........................  $28,649,253  $26,778,069     $15,107,665     $15,495,364   $13,983,735       $6,549,914
                                            ============  ===========     ===========     ===========   ===========      ===========

(A)Effective as of the close of business on August 29, 1997, the Growth/Value Fund and Aggressive Growth Fund were reorganized and the fiscal year-end of each Fund, subsequent to August 31, 1997, was changed to March 31 (Note 6).
(B)Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

See accompanying notes to financial statements.


UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
====================================================================================================================================
                                                   Per Share Data for a Share Outstanding Throughout Each Year
====================================================================================================================================
                                                                      Years Ended March 31,

                                                      1998        1997        1996        1995        1994

------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year............    $  12.44    $  12.24    $  10.47    $  10.52     $ 11.34
                                                  ----------   ---------   ----------   ---------  ----------


Income from investment operations:
   Net investment income........................        0.43        0.46        0.47        0.43        0.37
   Net realized and unrealized gains (losses) on
   investments                                          4.56        0.22        1.77      (0.05 )      (0.59 )
                                                  ----------   ---------   ----------   ---------  ----------

Total from investment operations................        4.99        0.68        2.24        0.38      (0.22 )
                                                  ----------   ---------   ----------   ---------  ----------


Less distributions:
   Dividends from net investment income.........       (0.43)     (0.46)       (0.47)     (0.43 )      (0.37 )
   Distributions from net realized gains........       (0.24)     (0.02)          --          --       (0.23 )
                                                  ----------   ---------   ----------   ---------  ----------

Total distributions.............................       (0.67)     (0.48)       (0.47)     (0.43 )      (0.60 )
                                                  ----------   ---------   ----------   ---------  ----------


Net asset value at end of year..................    $  16.76    $  12.44    $  12.24    $  10.47     $ 10.52
                                                  ==========   =========   ==========   =========  ==========

Total return(A) ................................      40.92%       5.61%      21.65%       3.68%     (2.11% )
                                                  ==========   =========   ==========   =========  ==========


Net assets at end of year (000's)...............    $ 42,463    $ 36,087    $ 40,424    $ 40,012     $40,373
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets.........       1.25%       1.25%       1.25%       1.25%       1.25%

Ratio of net investment income to average net assets   3.03%       3.65%       3.97%        4.06%      3.32%

Portfolio turnover rate ........................          0%          3%         11%         17%         91%

Average commission rate per share(B) ...........    $ 0.0985    $ 0.1200          --          --          --

------------------------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.
(B) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

See accompanying notes to financial statements.


UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
====================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                                                                     Period
                                                                Years Ended March 31,                 Ended
                                                                                                    March 31,
                                                      1998        1997        1996        1995       1994(A)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period..........    $  12.43    $  12.23    $  10.46    $  10.51     $ 11.55
                                                  ----------   ---------   ----------   ---------  ----------

Income from investment operations:
   Net investment income........................        0.31        0.35        0.37        0.35        0.23
   Net realized and unrealized gains (losses) on
   investments                                          4.57        0.24        1.78       (0.04 )     (0.81 )
                                                  ----------   ---------   ----------   ---------  ----------

Total from investment operations................        4.88        0.59        2.15        0.31      (0.58 )
                                                  ----------   ---------   ----------   ---------  ----------

Less distributions:
   Dividends from net investment income.........       (0.33)      (0.37)      (0.38)      (0.36 )    (0.23 )
   Distributions from net realized gains........       (0.24)      (0.02)         --          --      (0.23 )
                                                   ----------   ---------   ----------   ---------  ----------

Total distributions.............................       (0.57)      (0.39)      (0.38)      (0.36 )    (0.46 )
                                                   ----------   ---------   ----------   ---------  ----------

Net asset value at end of period................    $  16.74    $  12.43    $  12.23    $  10.46    $ 10.51
                                                  ==========   =========   ==========   =========  ==========

Total return(B) ................................       39.91%       4.82%      20.78%       3.00%     (7.89%)(D)
                                                   ==========   =========   ==========   =========  ==========

Net assets at end of period (000's).............    $  3,597    $  3,099    $  3,686    $  3,599     $ 1,742
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets ........       2.00%       2.00%       2.00%       2.00%       2.00% (D)

Ratio of net investment income to average net assets   2.28%       2.89%       3.19%       3.41%       2.19% (D)

Portfolio turnover rate.........................          0%          3%         11%         17%         91% (D)

Average commission rate per share(C)  ..........    $ 0.0985    $ 0.1200          --          --          --

------------------------------------------------------------------------------------------------------------------------------------
(A) Represents the period from date of public offering (August 2, 1993) through March 31, 1994.
(B) Total returns shown exclude the effect of applicable sales loads.
(C) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(D) Annualized.

See accompanying notes to financial statements.


EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
====================================================================================================================================
                                                Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                                                                     Period
                                                                Years Ended March 31,                 Ended
                                                                                                    March 31,
                                                      1998        1997        1996        1995       1994(A)

------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..........    $  13.76    $  12.45    $   9.84    $   9.26     $ 10.02
                                                  ----------   ---------   ----------   ---------  ----------


Income from investment operations:
   Net investment income........................        0.09        0.12        0.13        0.15        0.08
   Net realized and unrealized gains (losses) on
   investments                                          5.76        1.35        2.60        0.59       (0.34 )
                                                  ----------   ---------   ----------   ---------  ----------

Total from investment operations................        5.85        1.47        2.73        0.74       (0.26 )
                                                  ----------   ---------   ----------   ---------  ----------


Less distributions:
   Dividends from net investment income.........      (0.08)     (0.12)        (0.12)     (0.16 )      (0.08 )
   Distributions from net realized gains........      (0.15)     (0.04)           --          --       (0.42 )
                                                  ----------   ---------   ----------   ---------  ----------

Total distributions.............................      (0.23)     (0.16)        (0.12)     (0.16 )      (0.50 )
                                                  ----------   ---------   ----------   ---------  ----------


Net asset value at end of period................    $ 19.38    $ 13.76     $   12.45    $  9.84     $  9.26
                                                  ==========   =========   ==========   =========  ==========



Total return(B) ................................      42.74%      11.82%       27.90%      8.07%      (3.98%)(E)
                                                  ==========   =========   ==========   =========  ==========

Net assets at end of period (000's).............    $ 38,336    $ 14,983    $  8,502    $  4,300     $ 3,346
                                                  ==========   =========   ==========   =========  ==========

Ratio of net expenses to average net assets(C)         1.25%       1.25%       1.25%       1.25%       1.24% (E)

Ratio of net investment income to average net assets   0.53%       0.91%       1.06%       1.57%       0.82% (E)

Portfolio turnover rate.........................          7%         38%         38%        159%        109% (E)

Average commission rate per share(D) ...........    $ 0.1017    $ 0.1199          --          --          --

------------------------------------------------------------------------------------------------------------------------------------
(A) Represents the period from date of public offering (August 2, 1993) through March 31, 1994.
(B) Total returns shown exclude the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been
    1.43%, 2.02%, 1.94% and 2.04%(E) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively.
(D) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(E) Annualized.

See accompanying notes to financial statements.


EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
====================================================================================================================================
                                                Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                                                                     Period
                                                                Years Ended March 31,                 Ended
                                                                                                    March 31,
                                                      1998        1997        1996        1995       1994(A)

------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period..........    $  13.77    $  12.46    $   9.86    $   9.26     $ 10.00
                                                  ----------   ---------   ----------   ---------  ----------


Income from investment operations:
   Net investment income (loss).................     (0.03 )       0.02        0.05        0.10        0.03
   Net realized and unrealized gains (losses) on
   investments                                         5.75        1.35        2.60        0.57       (0.32   )
                                                  ----------   ---------   ----------   ---------  ----------

Total from investment operations................        5.72        1.37        2.65        0.67      (0.29 )
                                                  ----------   ---------   ----------   ---------  ----------


Less distributions:
   Dividends from net investment income.........          --      (0.02)     (0.05)        (0.07 )    (0.03 )
   Distributions from net realized gains........      (0.15)      (0.04)        --            --      (0.42 )
                                                  ----------   ---------   ----------   ---------  ----------

Total distributions.............................      (0.15)      (0.06)     (0.05)        (0.07 )    (0.45 )
                                                  ----------   ---------   ----------   ---------  ----------


Net asset value at end of period................    $  19.34    $  13.77   $ 12.46      $   9.86   $   9.26
                                                  ==========   =========   ==========   =========  ==========



Total return(B) ................................      41.63%      11.01%      26.90%      7.32%      (3.58%)(E)
                                                  ==========   =========   ==========   =========  ==========

Net assets at end of period (000's).............    $  3,862    $  2,770    $  2,436    $  1,995     $ 5,857
                                                  ==========   =========   ==========   =========  ==========

Ratio of net expenses to average net assets(C)         2.00%       2.00%       2.00%        2.00%     1.94% (E)

Ratio of net investment income (loss) to average
net assets                                            (0.18% )     0.15%        0.38%      0.68%      0.58% (E)

Portfolio turnover rate.........................          7%         38%          38%       159%       109% (E)

Average commission rate per share(D) ...........    $ 0.1017    $ 0.1199          --          --        --

------------------------------------------------------------------------------------------------------------------------------------
(A) Represents the period from date of public offering (June 7, 1993) through March 31, 1994.
(B) Total returns shown exclude the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been
    2.14%, 2.70%, 2.50% and 2.33%(E) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively.
(D) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(E) Annualized.

See accompanying notes to financial statements.


GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                             Seven Months         Year             Period
                                                                 Ended            Ended             Ended
                                                               March 31,       August 31,        August 31,
                                                                1998(A)           1997             1996(B)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period..................   $        15.90     $      11.18     $       10.00
                                                           --------------    --------------   ---------------

Income from investment operations:
   Net investment loss..................................            (0.08)           (0.13 )           (0.06)(C)
   Net realized and unrealized gains on investments.....             1.05             5.39              1.24
                                                           --------------    --------------   ---------------
Total from investment operations........................             0.97             5.26              1.18
                                                           --------------    --------------   ---------------

Less distributions:
   Distributions from net realized gains................            (0.57)           (0.54 )              --
                                                           --------------    --------------   ---------------

Net asset value at end of period........................   $        16.30     $      15.90     $       11.18
                                                           ==============    ==============   ===============

Total return(D) ........................................            6.43%           47.11%            11.80%
                                                           ==============    ==============   ===============

Net assets at end of period (000's).....................   $       28,649     $     26,778     $      15,108
                                                           ==============    ==============   ===============

Ratio of net expenses to average net assets(E) .........            1.66%(F)        1.95%             1.95% (F)

Ratio of net investment loss to average net assets......          (0.91%)(F)        (1.03% )         (0.62%) (F)

Portfolio turnover rate.................................             62% (F)           52%              21%

Average commission rate per share.......................   $      0.0600     $      0.0554     $      0.0700

------------------------------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to
    August 31, 1997, was changed to March 31 (Note 6).
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers  and/or  expense  reimbursements,  the ratio of expenses to average net assets  would have been 2.83%(F) for the period ended August 31, 1996.
(F) Annualized.

See accompanying notes to financial statements.


AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                             Seven Months         Year             Period
                                                                 Ended            Ended             Ended
                                                               March 31,       August 31,        August 31,
                                                                1998(A)           1997             1996(B)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period..................   $        16.29     $      10.95     $       10.00
                                                           --------------    --------------   ---------------

Income from investment operations:
   Net investment loss..................................           (0.15)           (0.17 )           (0.11)(C)
   Net realized and unrealized gains on investments.....           (0.33)            5.54              1.06
                                                           --------------    --------------   ---------------
Total from investment operations........................           (0.48)            5.37              0.95
                                                           --------------    --------------   ---------------

Less distributions:
   Distributions from net realized gains................               --           (0.03 )                --
                                                           --------------    --------------   ---------------

Net asset value at end of period........................   $        15.81     $      16.29     $       10.95
                                                           ==============    ==============   ===============

Total return(D) ........................................          (2.95%)            49.09%              9.50%
                                                           ==============    ==============   ===============

Net assets at end of period (000's).....................   $       15,495     $     13,984     $       6,550
                                                           ==============    ==============   ===============

Ratio of net expenses to average net assets(E) .........           1.95% (F)         1.94%            1.95% (F)

Ratio of net investment loss to average net assets......          (1.66%)(F)        (1.57% )         (1.26%)(F)

Portfolio turnover rate.................................              40% (F)          51%               16%

Average commission rate per share.......................   $       0.0600     $     0.0534     $      0.0800

------------------------------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to
    August 31, 1997, was changed to March 31 (Note 6).
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.62% and
    5.05%(F) for the periods ended August 31, 1997 and 1996, respectively.
(F) Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 1998
================================================================================
1.   ORGANIZATION
The Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund (collectively, the Funds) are each a series of Countrywide Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Growth/Value Fund and Aggressive Growth Fund were originally organized as series of Trans Adviser Funds, Inc. The periods ended March 31, 1998, referred to within the Notes to Financial Statements, represent the year then ended, except for the Growth/Value Fund and Aggressive Growth Fund which represent the seven months then ended (Note 6).

The Utility Fund seeks a high level of current income. Capital appreciation is a secondary objective. The Fund invests primarily in common, preferred and convertible preferred stocks of public utilities that currently pay dividends. The Fund also invests in investment grade bonds of public utilities. The public utilities industry includes companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption.

The Equity Fund seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks. The Fund's investment adviser, in selecting securities for purchase, employs a quantitative screening strategy, searching for securities believed to offer above market growth at below market pricing.

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not reflect the prospect for accelerating earnings/cash flow growth. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Investments are largely made in companies of greater than $750 million capitalization.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund seeks growth opportunities among companies of various sizes. The Fund seeks to achieve its objective by investing primarily in common stocks, but also in preferred stocks, convertible bonds, options and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Many of these companies are in the small to medium-sized category (companies with market capitalizations of less than $750 million at the time of purchase).

The Utility Fund and Equity Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that
(i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of the Utility Fund and Equity Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The net asset value per share of the Growth/Value Fund and Aggressive Growth Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share of the Growth/Value Fund and Aggressive Growth Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price).

The redemption price per share of each Fund, including each class of shares with respect to the Utility Fund and Equity Fund, is equal to the net asset value per share. However, Class C shares of the Utility Fund and Equity Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Utility Fund and Equity Fund and annually to shareholders of the Growth/Value Fund and Aggressive Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Utility Fund and Equity Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Growth/Value Fund and Aggressive Growth Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.


The following information is based upon the federal income tax cost of portfolio investments (excluding repurchase agreements) as of March 31, 1998:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Growth/      Aggressive
                                                      Utility        Equity           Value         Growth
                                                       Fund           Fund            Fund           Fund

------------------------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation..................   $ 19,000,168    $ 12,718,395    $ 9,124,199    $ 4,708,202
Gross unrealized depreciation..................             --       (313,976)   (1,011,970 )    (452,786 )
                                                  ------------   --------------  -------------  -------------
Net unrealized appreciation....................   $ 19,000,168    $ 12,404,419    $ 8,112,229    $ 4,255,416
                                                  ------------   --------------  -------------  -------------
Federal income tax cost........................   $ 26,035,278    $ 29,761,358    $20,435,726    $11,208,150
                                                  ------------   --------------  -------------  -------------

------------------------------------------------------------------------------------------------------------------------------------


As of March 31, 1998, the Aggressive Growth Fund had capital loss carryforwards for federal income tax purposes of $114,898. The Fund intends to utilize these capital loss carryforwards in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Reclassification of capital accounts -- For the period ended March 31, 1998, the Growth/Value Fund reclassified $142,314 of its $146,022 net investment loss against accumulated net realized gains from security transactions and $3,708 against paid-in capital on the Statements of Assets and Liabilities. The Aggressive Growth Fund reclassified its entire $142,331 net investment loss against paid-in capital. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

3.  INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the periods ended March 31, 1998:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Growth/      Aggressive
                                                      Utility        Equity           Value         Growth
                                                       Fund           Fund            Fund           Fund

------------------------------------------------------------------------------------------------------------------------------------

Purchases of investment securities.............   $         --    $ 15,209,475    $ 9,782,142    $ 5,177,534
                                                  ============   ==============  =============  =============
Proceeds from sales and maturities of investment
securities                                        $  4,177,640    $  1,678,969    $10,444,800    $ 3,361,596
                                                  ============   ==============  =============  =============


------------------------------------------------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES
The Chairman and the President of the Trust are also officers of Countrywide Financial Services, Inc., whose subsidiaries include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

MANAGEMENT AGREEMENTS
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, the Utility Fund and Equity Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its respective average daily net assets up to $200 million; 0.70% of such net assets from $200 million to $500 million; and 0.50% of such net assets in excess of $500 million. The Growth/Value Fund and Aggressive Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million.

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by the Adviser to manage the investments of the Growth/Value Fund and Aggressive Growth Fund. The Adviser (not the Funds) pays Mastrapasqua a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.60% of each Fund's respective average daily net assets up to $50 million; 0.50% of such net assets from $50 million to $100 million; 0.40% of such net assets from $100 million to $200 million; and 0.35% of such net assets in excess of $200 million.

The Adviser has agreed, until at least August 31, 1999, to waive fees and reimburse expenses to the extent necessary to limit total operating expenses of the Growth/Value Fund and Aggressive Growth Fund to 1.95% of each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,000 from each of the Utility Fund and Equity Fund and $2,000 from each of the Growth/Value Fund and Aggressive Growth Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $3,922, $2,156, $6,482 and $6,558 from underwriting and broker commissions on the sale of shares of the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund, respectively, for the periods ended March 31, 1998. In addition, the Adviser collected $1,756 and $957 of contingent deferred sales loads on the redemption of Class C shares of the Utility Fund and Equity Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

PRIOR AFFILIATE AGREEMENTS
Prior to August 30, 1997, the investment adviser of the Growth/Value Fund and Aggressive Growth Fund was Trans Financial Bank, N.A.; Forum Financial Corp. served as the transfer agent and dividend disbursing agent and performed portfolio accounting services; Forum Financial Services, Inc. acted as distributor of each Fund's shares; and Forum Administrative Services, LLC supervised the administration of all aspects of each Fund's operations. Contractual amounts paid by the Funds for the performance of these services are reflected in each Fund's Statement of Operations for the year ended August 31, 1997. As of March 31, 1998, Trans Financial Bank, N.A. was a significant shareholder of record of the Growth/Value Fund and Aggressive Growth Fund.


5.  CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:


------------------------------------------------------------------------------------------------------------------------------------
                                                             Utility                        Equity
                                                              Fund                           Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,       March 31,      March 31,
                                                       1998           1997            1998           1997

------------------------------------------------------------------------------------------------------------------------------------

CLASS A
Shares sold....................................        441,718         295,396      1,675,833        562,866
Shares issued in reinvestment of distributions
   to shareholders.............................        105,777         104,692         22,496         11,085
Shares redeemed................................       (914,263)       (802,704)      (808,858 )     (168,288)
                                                  ------------   --------------  -------------  -------------

Net increase (decrease) in shares outstanding..      (366,768)       (402,616)        889,471        405,663
Shares outstanding, beginning of year..........     2,900,247       3,302,863       1,088,598        682,935
                                                  ------------   --------------  -------------  -------------

Shares outstanding, end of year................     2,533,479      2,900,247       1,978,069       1,088,598
                                                  ============   ==============  =============  =============

CLASS C
Shares sold....................................        23,316         79,210         23,254         50,018
Shares issued in reinvestment of distributions
   to shareholders.............................         7,595          7,261          1,642            930
Shares redeemed................................       (65,381)      (138,592)       (26,402)       (45,330)
                                                  ------------   --------------  -------------  -------------

Net increase (decrease) in shares outstanding..       (34,470)       (52,121)        (1,506)          5,618
Shares outstanding, beginning of year..........       249,358        301,479        201,191         195,573
                                                  ------------   --------------  -------------  -------------

Shares outstanding, end of year................       214,888        249,358        199,685         201,191
                                                  ============   ==============  =============  =============


------------------------------------------------------------------------------------------------------------------------------------
                                                        Growth/Value                   Aggressive Growth
                                                            Fund                             Fund
                                           Seven Months   Year      Period  Seven Months   Year       Period
                                               Ended      Ended      Ended      Ended      Ended       Ended
                                             March 31,  Aug.  31,  Aug. 31,   March 31,  Aug. 31,    Aug. 31,
                                               1998       1997       1996       1998       1997        1996

------------------------------------------------------------------------------------------------------------------------------------
Shares sold................................   392,494    751,684   1,408,416   304,821   418,585       668,440
Shares issued in reinvestment of
   distributions to shareholders...........    23,529     16,584         --         --       376            --
Shares redeemed............................  (343,315 ) (434,401)   (57,598 ) (183,404  )(158,580 )    (70,133)
                                            ---------- ----------  ---------  ---------  ---------    ---------
Net increase in shares outstanding.........    72,708    333,867  1,350,818    121,417    260,381       598,307
Shares outstanding, beginning of period....  1,684,685 1,350,818         --    858,688    598,307           --
                                            ---------- ----------  ---------  ---------  ---------   ---------
Shares outstanding, end of period..........  1,757,393 1,684,685  1,350,818    980,105    858,688      598,307
                                            ---------- ----------  ---------  ---------  ---------  ---------

------------------------------------------------------------------------------------------------------------------------------------


6. AGREEMENT AND PLAN OF REORGANIZATION
The Growth/Value Fund and Aggressive Growth Fund were originally organized as series of Trans Adviser Funds, Inc. (Trans Adviser), an open-end management investment company incorporated under the laws of the State of Maryland. Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, each Fund, on August 29, 1997, succeeded to the assets and liabilities of a series of Trans Adviser with the same name (the Predecessor Fund). The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical.

For federal income tax purposes, the reorganization of the Growth/Value Fund and Aggressive Growth Fund qualifies as a tax-free reorganization with no tax consequences to either Fund, its Predecessor Fund or their shareholders. In connection with the reorganization, the fiscal year-end of each Fund, subsequent to August 31, 1997 has been changed from August 31 to March 31.



UTILITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
====================================================================================================================================
                                                                                                   Market
COMMON STOCKS -- 93.0%                                                            Shares             Value

------------------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 44.5%
Baltimore Gas & Electric Co..............................................           50,050     $   1,636,009
Central Louisiana Electric...............................................           30,000         1,027,500
Cinergy Corp.............................................................           50,000         1,850,000
CMS Energy Corp..........................................................           60,000         2,816,250
DPL, Inc.................................................................           75,000         1,462,500
Duke Power Co............................................................           42,000         2,501,625
FPL Group, Inc...........................................................           45,000         2,891,250
Kansas City Power & Light Co.............................................           60,000         1,890,000
Northern States Power Co.................................................           38,000         2,242,000
Scana Corp...............................................................           70,000         2,165,625
                                                                                              ---------------
                                                                                                $ 20,482,759
                                                                                              ---------------
TELECOMMUNICATIONS -- 33.2%
Ameritech Corp...........................................................           70,000     $   3,460,625
AT&T Corp................................................................           30,000         1,968,750
Bell Atlantic Corp.......................................................           25,000         2,562,500
BellSouth Corp...........................................................           50,000         3,378,125
GTE Corp.................................................................           45,000         2,694,375
Lucent Technologies, Inc.................................................            9,722         1,243,201
                                                                                              ---------------
                                                                                               $  15,307,576
                                                                                              ---------------
GAS COMPANIES -- 10.5%
MCN Corp.................................................................           70,000     $   2,616,250
Oneok, Inc...............................................................           25,000         1,018,750
Wicor, Inc...............................................................           25,000         1,209,375
                                                                                              ---------------
                                                                                               $   4,844,375
                                                                                              ---------------
WATER COMPANIES -- 4.8%
American Water Works, Inc................................................           70,000     $   2,209,375
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $23,947,380)...................................                      $  42,844,085
                                                                                              ---------------

====================================================================================================================================
                                                                                   Par             Market
CORPORATE BONDS -- 4.8%                                                            Value             Value

------------------------------------------------------------------------------------------------------------------------------------
Dayton Power & Light Co., 8.40%, 12/01/22................................     $  1,000,000     $   1,067,646
New York Telephone Co., 9.375%, 7/15/31..................................        1,000,000         1,123,715
                                                                             --------------   ---------------

TOTAL CORPORATE BONDS (Amortized Cost $2,087,898)........................     $  2,000,000     $   2,191,361
                                                                             ==============   ---------------

TOTAL INVESTMENT SECURITIES-- 97.8% (Amortized Cost $26,035,278).........                      $  45,035,446
                                                                                               -------------


UTILITY FUND (continued)
====================================================================================================================================
                                                                                  Face             Market
REPURCHASE AGREEMENTS(1) -- 2.0%                                                   Value             Value

------------------------------------------------------------------------------------------------------------------------------------
Dean Witter Reynolds, Inc., 5.50%, dated 3/31/98, due 4/01/98,
   repurchase proceeds $925,141..........................................     $    925,000     $     925,000
                                                                              =============    ---------------

TOTAL INVESTMENT SECURITIES AND REPURCHASE
   AGREEMENTS-- 99.8% ...................................................                      $  45,960,446

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% ............................                             98,945
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $ 46,059,391
                                                                                              ===============

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.


EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
====================================================================================================================================
                                                                                                   Market
COMMON STOCKS -- 87.0%                                                            Shares            Value

------------------------------------------------------------------------------------------------------------------------------------

CONSUMER, NON-CYCLICAL -- 29.6%
Albertson's, Inc.........................................................           15,000     $     789,375
Johnson & Johnson........................................................           12,000           879,750
Merck & Co., Inc.........................................................           10,000         1,283,750
Newell Co................................................................           25,000         1,210,937
PepsiCo, Inc.............................................................           25,000         1,067,188
Pfizer, Inc..............................................................           20,000         1,993,750
Procter & Gamble Co......................................................           20,000         1,687,500
Sara Lee Corp............................................................           17,000         1,047,625
Schering-Plough Corp.....................................................           12,000           980,250
United Healthcare Corp...................................................           24,000         1,554,000
                                                                                              ---------------
                                                                                                $  12,494,125
                                                                                              ---------------
FINANCIAL SERVICES -- 16.2%
AFLAC, Inc...............................................................           20,000     $   1,265,000
American General Corp....................................................            8,600           556,313
American International Group.............................................           11,000         1,385,312
Bank of New York Co., Inc................................................           22,000         1,381,875
Freddie Mac..............................................................           30,000         1,423,125
Norwest Corp.............................................................           20,000           831,250
                                                                                              ---------------
                                                                                               $   6,842,875
                                                                                              ---------------
CONSUMER, CYCLICAL -- 12.6%
Gap, Inc.................................................................           30,000     $   1,350,000
Mattel, Inc..............................................................           30,000         1,188,750
McDonald's Corp..........................................................           23,000         1,380,000
The Walt Disney Co.......................................................           13,000         1,387,750
                                                                                              ---------------
                                                                                               $   5,306,500
                                                                                              ---------------
INDUSTRIAL -- 8.6%
Deere & Co...............................................................           18,000     $   1,114,875
Diebold, Inc.............................................................           20,000           880,000
Emerson Electric Co......................................................           17,000         1,108,188
Millipore Corp...........................................................           15,000           521,250
                                                                                              ---------------
                                                                                              $    3,624,313
                                                                                              ---------------
TECHNOLOGY -- 8.4%
Compaq Computer Corp. ...................................................           40,000     $   1,035,000
Hewlett-Packard Co.......................................................           10,000           633,750
Intel Corp...............................................................           10,000           780,625
Loral Space & Communications* ...........................................           11,000           307,312
Lucent Technologies, Inc.................................................            1,944           248,589
Motorola, Inc............................................................            9,000           545,625
                                                                                              ---------------
                                                                                               $   3,550,901
                                                                                              ---------------
ENERGY -- 8.2%
Apache Corp..............................................................           35,000     $   1,286,250
Baker Hughes, Inc........................................................           25,000         1,006,250
Enron Corp...............................................................           25,000         1,159,375
                                                                                              ---------------
                                                                                               $   3,451,875
                                                                                              ---------------
CONGLOMERATES -- 3.4%
General Electric Co......................................................           17,000     $   1,465,188
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $24,331,358)...................................                      $  36,735,777
                                                                                              ---------------

EQUITY FUND (continued)
====================================================================================================================================
                                                                                   Par             Market
U.S. GOVERNMENT AGENCY ISSUES-- 12.9%                                             Value             Value

------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Discount Note, 4/01/98
(Amortized Cost $5,430,000)                                                  $   5,430,000     $     5,430,000
                                                                             --------------   ---------------

TOTAL INVESTMENT SECURITIES-- 99.9% (Amortized Cost $29,761,358).........                      $  42,165,777

OTHER ASSETS IN EXCESS OF LIABILITIES--  0.1% ...........................                             32,219
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  42,197,996
                                                                                              ===============

* Non-income producing security.

See accompanying notes to financial statements.



GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
====================================================================================================================================
                                                                                                   Market
COMMON STOCKS -- 99.6%                                                            Shares             Value

------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE -- 28.2%
AmeriSource Health Corp. - Class A*......................................           10,000     $     601,250
Amgen, Inc.*.............................................................            8,000           487,000
Becton, Dickinson and Co.................................................            5,000           340,313
Beverly Enterprises, Inc.*...............................................           20,000           266,250
Bristol-Myers Squibb Co..................................................            8,000           834,500
Columbia/HCA Healthcare Corp.............................................           17,000           548,250
Health Management Associates, Inc. - Class A*............................           11,250           322,031
Integrated Health Services, Inc..........................................           12,000           471,750
Manor Care, Inc..........................................................           15,000           555,000
PharMerica, Inc.*........................................................           34,702           516,192
PhyCor, Inc.*............................................................           15,000           338,438
Quorum Health Group, Inc.*...............................................           11,250           378,281
Schering-Plough Corp.....................................................           20,000         1,633,750
Sybron International Corp.*..............................................           30,000           783,750
                                                                                              ---------------
                                                                                               $   8,076,755
                                                                                              ---------------
FINANCIAL SERVICES -- 20.6%
Ace, Ltd.................................................................           30,000     $   1,130,625
Capital One Financial Corp...............................................           24,500         1,932,437
Centura Banks, Inc.......................................................           10,000           712,500
Chase Manhattan Corp.....................................................            7,500         1,011,563
First Republic Bank*.....................................................            7,500           270,000
Mid Ocean Ltd............................................................            7,000           542,500
Penncorp Financial Group, Inc............................................           11,000           317,625
                                                                                              ---------------
                                                                                               $   5,917,250
                                                                                              ---------------
TECHNOLOGY -- 16.2%
EMC Corp.*...............................................................           14,000     $     529,375
International Business Machines Corp.....................................            7,000           727,125
Novell, Inc.*............................................................           50,000           535,938
Oracle Corp.*............................................................           22,500           710,156
QLogic Corp.*............................................................           12,500           443,750
Sun Microsystems, Inc.*..................................................           20,000           834,375
VERITAS Software Corp.*..................................................            4,000           236,500
Western Digital Corp.*...................................................           35,000           614,687
                                                                                              ---------------
                                                                                               $   4,631,906
                                                                                              ---------------
ENERGY -- 15.1%
Anadarko Petroleum Corp..................................................           10,600     $     731,400
Baker Hughes, Inc........................................................           15,000           603,750
Barrett Resources Corp.*.................................................           10,000           349,375
Halter Marine Group, Inc.*...............................................           21,000           333,375
McDermott International, Inc.............................................           10,000           413,125
Pride International, Inc.*...............................................           24,500           584,937
Schlumberger, Ltd........................................................           12,000           909,000
Stone Energy Corp.*......................................................           10,000           390,625
                                                                                              ---------------
                                                                                               $   4,315,587
                                                                                              ---------------

GROWTH/VALUE FUND (continued)
====================================================================================================================================
                                                                                                   Market
COMMON STOCKS -- 99.6% (continued)                                                Shares             Value

------------------------------------------------------------------------------------------------------------------------------------
RETAIL -- 5.7%
International Home Foods, Inc.*..........................................            5,000     $     166,250
Safeway, Inc.*...........................................................           15,000           554,063
Walgreen Co..............................................................            4,600           161,863
Wal-Mart Stores, Inc.....................................................           15,000           762,187
                                                                                              ---------------
                                                                                               $   1,644,363
                                                                                              ---------------
ENTERTAINMENT -- 5.5%
Carnival Corp. - Class A.................................................           12,500     $     871,875
Host Marriott Corp.*.....................................................           15,000           284,063
Promus Hotel Corp.*......................................................            9,250           441,687
                                                                                              ---------------
                                                                                               $   1,597,625
                                                                                              ---------------
UTILITIES -- 3.3%
The Williams Companies, Inc..............................................           30,000     $     960,000
                                                                                              ---------------

TELECOMMUNICATIONS -- 2.5%
Sprint Corp..............................................................           10,500     $     710,719
                                                                                              ---------------

ENVIRONMENTAL -- 1.5%
U.S. Filter Corp.*.......................................................            7,500     $     263,438
Waste Management, Inc....................................................            5,000           154,062
                                                                                              ---------------
                                                                                               $     417,500
                                                                                              ---------------
TRANSPORTATION -- 1.0%
MotivePower Industries, Inc.*............................................           10,000     $     276,250
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $20,435,726)...................................                      $  28,547,955
OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.4% ............................                            101,298
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  28,649,253
                                                                                              ---------------

* Non-income producing security.

See accompanying notes to financial statements.



AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
====================================================================================================================================
                                                                                                   Market
COMMON STOCKS -- 98.9%                                                            Shares             Value

------------------------------------------------------------------------------------------------------------------------------------


HEALTH CARE -- 31.8%
Alternative Living Services, Inc.*.......................................           10,000     $     331,250
AmeriSource Health Corp. - Class A*......................................            7,500           450,937
Amgen, Inc.*.............................................................            6,200           377,425
Atria Communities, Inc.*.................................................           20,000           385,000
Captial Senior Living Corp.*.............................................           17,000           235,875
Columbia/HCA Healthcare Corp.............................................           12,000           387,000
Health Management Associates, Inc. - Class A*............................           15,000           429,375
Integrated Health Services, Inc..........................................            8,000           314,500
Manor Care, Inc..........................................................           10,000           370,000
PharMerica, Inc.*........................................................           31,850           473,769
PhyCor, Inc.*............................................................            1,500            33,844
Quorum Health Group, Inc.*...............................................            7,500           252,188
Sun Healthcare Group, Inc.*..............................................            5,000            93,125
Sunrise Assisted Living, Inc.*...........................................            6,000           268,500
Sybron International Corp.*..............................................           20,000           522,500
                                                                                              ---------------
                                                                                               $   4,925,288
                                                                                              ---------------
TECHNOLOGY -- 24.1%
EMC Corp.*...............................................................            6,000     $     226,875
Novell, Inc.*............................................................           55,000           589,531
Oracle Corp.*............................................................           11,250           355,078
QLogic Corp.*............................................................           12,500           443,750
Semtech Corp.*...........................................................           24,000           612,000
SMART Modular Technologies, Inc.*........................................           30,000           684,375
Sun Microsystems, Inc.*..................................................           10,000           417,188
VERITAS Software Corp.*..................................................            1,000            59,125
Western Digital Corp.*...................................................           20,000           351,250
                                                                                              ---------------
                                                                                               $   3,739,172
                                                                                              ---------------
ENERGY -- 13.8%
Anadarko Petroleum Corp..................................................            4,600     $     317,400
Domain Energy Corp.*.....................................................           10,000           140,000
Halter Marine Group, Inc.*...............................................            9,750           154,781
McDermott International, Inc.............................................            7,000           289,187
Pride International, Inc.*...............................................           15,000           358,125
St. Mary Land & Exploration Co...........................................            5,000           191,094
Stone Energy Corp.*......................................................            7,500           292,969
Tuboscope, Inc.*.........................................................           10,000           190,000
Vintage Petroleum, Inc...................................................           10,000           210,000
                                                                                              ---------------
                                                                                               $   2,143,556
                                                                                              ---------------
FINANCIAL SERVICES -- 12.4%
Ace, Ltd.................................................................           18,000     $     678,375
Capital One Financial Corp...............................................           10,000           788,750
First Republic Bank*.....................................................            3,000           108,000
Horace Mann Educators Corp...............................................            5,000           175,625
Penncorp Financial Group, Inc............................................            6,000           173,250
                                                                                              ---------------
                                                                                               $   1,924,000

                                                                                             ---------------
AGGRESSIVE GROWTH FUND (continued)
====================================================================================================================================
                                                                                                   Market
COMMON STOCKS -- 98.9% (continued)                                                Shares             Value

------------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 6.9%
Carnival Corp. - Class A.................................................            5,000     $     348,750
Host Marriott Corp.*.....................................................           15,000           284,063
Promus Hotel Corp.*......................................................            9,250           441,687
                                                                                              ---------------
                                                                                               $   1,074,500
                                                                                              ---------------
RETAIL -- 3.8%
Food Lion, Inc. - Class A................................................           15,000     $     160,312
International Home Foods, Inc.*..........................................            5,000           166,250
Walgreen Co..............................................................            7,400           260,388
                                                                                              ---------------
                                                                                               $     586,950
                                                                                              ---------------
UTILITIES -- 2.9%
Hagler Bailly, Inc.*.....................................................            5,000     $     125,000
The Williams Companies, Inc..............................................           10,000           320,000
                                                                                              ---------------
                                                                                               $     445,000
                                                                                              ---------------
TELECOMMUNICATIONS -- 2.3%
Sprint Corp..............................................................            5,200     $     351,975
                                                                                              ---------------

TRANSPORTATION -- 0.9%
MotivePower Industries, Inc.*............................................            5,000     $     138,125
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $11,073,150) ..................................                      $  15,328,566
                                                                                              ---------------


====================================================================================================================================
                                                                                   Par             Market
U.S. GOVERNMENT AGENCY ISSUES-- 0.9%                                              Value             Value

------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Discount Note, 4/01/98
(Amortized Cost $135,000)                                                    $   135,000       $     135,000
                                                                             --------------   ---------------

TOTAL INVESTMENT SECURITIES-- 99.8% (Amortized Cost $11,208,150).........                      $  15,463,566

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% ............................                             31,798
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  15,495,364
                                                                                              ---------------

* Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-----------------------------------------



ARTHUR ANDERSEN LLP



To the Shareholders and Board of Trustees of Countrywide Strategic Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Countrywide Strategic Trust (comprising, respectively, the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund) as of March 31, 1998, and (i) for the Utility Fund and Equity
Fund the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon and (ii) for the Growth/Value Fund and Aggressive Growth Fund the related statements of operations, statements of changes in net assets and the financial highlights for the seven-month period ended March 31, 1998 and the year ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of the Growth/Value Fund and Aggressive Growth Fund for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence suppporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Countrywide Strategic Trust as of March 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio,
April 24, 1998